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Exhibit 21.1

Subsidiaries of
Apple REIT Six, Inc.
At December 31, 2009
(The state of incorporation or organization of each subsidiary is Virginia, except as noted)

A.    Direct Subsidiaries

Apple Fund Management, LLC
Apple Six Hospitality, Inc.
Apple Six Residential, Inc.
Apple Six Ventures, Inc.
Apple Air Holding, LLC (26% ownership)

B.    Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Appleseed Interactive, LLC
Apple Six Anchorage, Inc.
Apple Six Anchorage Management, Inc.
Apple Six Foothill Ranch, Inc.
Apple Six Foothill Ranch Services, Inc.
Apple Six Glendale, Inc.
Apple Six Hospitality Management, Inc.
Apple Six Hospitality Ownership, Inc.
Apple Six Hospitality Texas, Limited Partnership
Apple Six NC GP, Inc.
Apple Six NC LP, Inc.
Apple Six North Carolina, Limited Partnership
Apple Six Services AK Holdings, Inc.
Apple Six Services Anchorage I, LLC
Apple Six Services Anchorage II, LLC
Apple Six Services General, Inc.
Apple Six Services Glendale, Inc.
Apple Six Services Limited, Inc.
Apple Six Texas General, Inc.
Apple Six Texas Limited, Inc.
Sunbelt-CAG, LLC*
Sunbelt-CPC, LLC**
Sunbelt-FCF, LLC**
Sunbelt-IDA, LLC*
Sunbelt-IPF, LLC**
Sunbelt-RCG, LLC*
Sunbelt-Huntsville II, LLC*
Sunbelt Hotel Enterprises, Inc.*
Sunbelt Hotels-Florida II, LLC**
Davis Highway Motel, Inc.**
RI-Lakeland, LLC**
Sunbelt-FOF, LLC**
Apple Six SPE Dothan, Inc.
Apple Six SPE Huntsville, Inc.
Apple Six SPE Savannah, Inc.
Apple Six SPE Montgomery, Inc.
Apple Six Tennessee, Inc.
Blumberg-Dothan Motel II, LLC*
Sunbelt-Huntsville, LLC*

Sunbelt Hotels-Georgia, LLC*
Sunbelt Hotel Properties II, LLC*
Apple Six Services Huntsville, Inc.
Apple Six Services Savannah, Inc.
Apple Six Services Montgomery, Inc.
Apple Six Services TN General, Inc.
Apple Six Services TN Limited, Inc.
Apple Six Services Tennessee, Limited Partnership
Apple Six Services I, LLC
Apple Six Services II, LLC
Apple Six Services III, LLC
Apple Six SPE Hillsboro CY, Inc.
Apple Six Services Hillsboro CY, Inc.

*
State of organization is Alabama

**
State of organization is Florida

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  Exhibit 21.1